Fees Summary	Feb. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 998,625,000
Previously Paid Amount	0
Total Fee Amount	152,889.49
Total Offset Amount	152,889.49
Net Fee	$ 0